                                                                      PROSPECTUS
                                                                  CLASS A SHARES
                                                                  CLASS B SHARES
                                                                  CLASS C SHARES
--------------------------------------------------------------------------------


This Prospectus describes the MFS(R)New Endeavor Fund. The fund's investment objective is capital appreciation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

MFS(R) NEW ENDEAVOR FUND

DECEMBER 1, 2001, AS AMENDED JANUARY 1, 2002

TABLE OF CONTENTS


                                                                            Page
I     Risk Return Summary                                                      1

II    Expense Summary                                                          4

III   Certain Investment Strategies and Risks                                  5

IV    Management of the Fund                                                   6

V     Description of Share Classes                                             7

VI    How to Purchase, Exchange and Redeem Shares                             10

VII   Investor Services and Programs                                          14

VIII  Other Information                                                       16

      Appendix A -- Investment Techniques and Practices                      A-1

 I    RISK RETURN SUMMARY

    - INVESTMENT OBJECTIVE

      The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

    - PRINCIPAL INVESTMENT POLICIES

      The fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalizations which the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes have high growth prospects and attractive valuations based on current and expected earnings or cash flows. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

      The fund's investments in medium market capitalization companies will focus on (but not be limited to) investments with all or some of the following characteristics:

      - accelerating fundamentals and/or favorable earnings growth rates;


      - the potential to become major enterprises;

      - catalysts to drive higher value, such as "hidden" or under-appreciated assets, accelerating or new product cycles, restructuring, strategic shifts, management changes or favorable market/economic environment; or


      - growth at a reasonable price.


      Medium market capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Index range at the time of the fund's investment. This index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 65% investment policy. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. As of October 31, 2001, the top of the Russell Midcap(TM) Index range was $13.30 billion. The fund's investments may include securities issued in initial public offerings and securities listed on a securities exchange or traded in the over-the-counter markets.


      Outside of the fund's medium capitalization requirements, the fund is flexibly managed with the ability to invest in issuers of all market capitalizations exhibiting one or more of the characteristics mentioned above.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

      Consistent with the fund's principal investment policies described above, the fund may invest in foreign securities (including emerging markets securities) and may have exposure to foreign currencies through its investment in these securities.

      The fund may engage in short sales where the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. The fund may also engage in short sales "against the box" where the fund owns or has the right to obtain at no additional cost, the securities that are sold short.

      The fund may engage in active and frequent trading to achieve its principal investment strategies.

    - PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

      - MARKET RISK: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.


      - MID-CAP COMPANY RISK: Prices of mid cap company securities held by the fund may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the securities and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.


      - OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

      - SHORT SALES RISK: The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the fund must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box".

      - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or #transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

      - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies.


      - ACTIVE OR FREQUENT TRADING RISK: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.


      - As with any mutual fund, you could lose money on your investment in the fund.

      AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

    - BAR CHART AND PERFORMANCE TABLE

      The bar chart and performance table are not included because the fund has not had a full calendar year of investment operations.

 II   EXPENSE SUMMARY

    - EXPENSE TABLE

      This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.


      SHAREHOLDER FEES (fees paid directly from your investment):
      ------------------------------------------------------------------------------------
                                                         CLASS A      CLASS B      CLASS C

      Maximum Sales Charge (Load) Imposed on
      Purchases (as a percentage of offering price)        5.75%        0.00%       0.00%

      Maximum Deferred Sales Charge (Load) (as a
      percentage of original purchase price or
      redemption proceeds, whichever is less)         See Below(1)      4.00%       1.00%

      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
      -----------------------------------------------------------------------------------
      Management Fees                                      0.75%        0.75%       0.75%

      Distribution and Service (12b-1) Fees(2)             0.35%        1.00%       1.00%

      Other Expenses                                       6.29%        6.29%       6.29%

      Total Annual Fund Operating Expenses                 7.39%        8.04%       8.04%

      Expense Reimbursement(3)                            (5.85)%      (5.85)%     (5.85)%

      Net Expenses(4)                                      1.54%        2.19%       2.19%


      ----------

      (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
      (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
      (3) MFS has contractually agreed to bear the fund's expenses subject to reimbursement, such that "Other Expenses", after taking into account the expense offset arrangement described below and excluding 0.10% in expenses associated with the fund's obligation to pay dividends in connection with the fund's short sale of securities where dividends on these securities have been declared while the short sale is outstanding, do not exceed 0.30%. This expense reimbursement arrangement will continue until at least December 1, 2002, absent an earlier modification approved by the board of trustees which oversees the fund.
      (4) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and therefore are higher than the actual expenses of the fund. Had these fee reductions been taken into account, "Net Expenses" would be 1.50%, 2.15% and 2.15% for class A, B and C shares, respectively.

    - EXAMPLE OF EXPENSES

      THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

      The examples assume that:

      - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

      - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

      - The fund's operating expenses remain the same except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).

      Although your actual costs may be higher or lower, under these assumptions your costs would be:


       SHARE CLASS                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
      -----------------------------------------------------------------------------
       Class A shares                              $723   $2,130   $3,470    $6,551
       Class B shares
         Assuming redemption at end of period      $625   $2,125   $3,533    $6,621
         Assuming no redemption                    $222   $1,825   $3,333    $6,621
       Class C shares
         Assuming redemption at end of period      $322   $1,825   $3,333    $6,718
         Assuming no redemption                    $222   $1,825   $3,333    $6,718


 III  CERTAIN INVESTMENT STRATEGIES AND RISKS

      FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

      The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

      TEMPORARY DEFENSIVE POLICIES

      In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

 IV   MANAGEMENT OF THE FUND

    - INVESTMENT ADVISER


      Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127 billion as of October 31, 2001. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS provides investment management and related administrative services and facilities to the fund (including portfolio management and trade execution). For the fund's fiscal year ended July 31, 2001, MFS received a management fee of 0.90% of the fund's average daily net assets.


    - PORTFOLIO MANAGER


      David E. Sette-Ducati is the portfolio manager of the fund. Mr. Sette-Ducati, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1995. Mr. Sette-Ducati became the portfolio manager of the fund effective May 24, 2001.


    - ADMINISTRATOR

      MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

    - DISTRIBUTOR

      MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

    - SHAREHOLDER SERVICING AGENT

      MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

 V    DESCRIPTION OF SHARE CLASSES

      The fund offers class A, B and C shares through this prospectus. The fund also offers an additional class of shares, class I shares, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to institutional investors eligible to purchase them.

    - SALES CHARGES

      You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.

    - CLASS A SHARES

      You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

      PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:


                                                      SALES CHARGE* AS PERCENTAGE OF:
                                                      -------------------------------
                                                         Offering     Net Amount
      Amount of Purchase                                   Price       Invested
      Less than $50,000                                      5.75%         6.10%

      $50,000 but less than $100,000                         4.75          4.99

      $100,000 but less than $250,000                        4.00          4.17

      $250,000 but less than $500,000                        2.95          3.04

      $500,000 but less than $1,000,000                      2.20          2.25

      $1,000,000 or more                                   None**        None**


      ----------
      * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

      ** A 1% CDSC will apply to such purchases, as discussed below.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase.


    - CLASS B SHARES

      You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

      The CDSC is imposed according to the following schedule:

                                                         CONTINGENT DEFERRED
      YEAR OF REDEMPTION AFTER PURCHASE                      SALES CHARGE
      ----------------------------------------------------------------------
      First                                                       4%

      Second                                                      4%

      Third                                                       3%

      Fourth                                                      3%

      Fifth                                                       2%

      Sixth                                                       1%

      Seventh and following                                       0%

      If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

    - CLASS C SHARES

      You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

    - CALCULATION OF CDSC


      As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:


      - Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.


      - Purchases of class C shares and class B shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

      No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.


      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

    - DISTRIBUTION AND SERVICE FEES


      The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (0.10% distribution fee and 0.25% service fee) and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

 VI   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

      You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

    - HOW TO PURCHASE SHARES

      INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

      - if you establish an automatic investment plan;

      - if you establish an automatic exchange plan; or

      - if you establish an account under either:

           - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

           - employer sponsored investment programs.

      The minimum initial investment for IRAs is $250 per account. The maximum investment in class C shares is $1,000,000 per transaction. Class C shares are not available for purchase by any retirement plan qualified under
      Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services Fundamental 401(k) Plan.

      ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

      - send a check with the returnable portion of your statement;

      - ask your financial adviser to purchase shares on your behalf;

      - wire additional investments through your bank (call MFSC first for instructions); or

      - authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

    - HOW TO EXCHANGE SHARES

      You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a

      CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

    - HOW TO REDEEM SHARES

      You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

      REDEEMING DIRECTLY THROUGH MFSC


      - BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.


      - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

      ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use the service.


      REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.


      SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.


    - OTHER CONSIDERATIONS

      RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.

      EXCESSIVE TRADING PRACTICES. The MFS funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm fund performance. As noted above, the MFS funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the MFS funds and their shareholders, the MFS funds will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the MFS funds, has been or may be disruptive to a fund. In making this judgment, the MFS funds may consider trading done in multiple accounts under common ownership or control.


      REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).

      For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into class A shares. The class A shares you purchase will not be subject to a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

      IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions, and if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.


      INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

 VII  INVESTOR SERVICES AND PROGRAMS

      As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

    - DISTRIBUTION OPTIONS

      The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

      - Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

      - Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

      - Dividend and capital gain distributions in cash.

      Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

    - PURCHASE AND REDEMPTION PROGRAMS

      For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

      AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

      AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money

      Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.

      REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

      DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.

      LETTER OF INTENT (LOI). If you intend to invest $50,000 or more in the MFS funds (including the MFS Fixed Fund) within 13 months, you may buy class A shares of the funds at the reduced sales charge as though the total amount were invested in class A shares in one lump sum. If you intend to invest $1 million or more under this program, the time period is extended to 36 months. If the intended purchases are not completed within the time period, shares will automatically be redeemed from a special escrow account established with a portion of your investment at the time of purchase to cover the higher sales charge you would have paid had you not purchased your shares through this program.

      RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

      SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

 VIII OTHER INFORMATION

    - PRICING OF FUND SHARES


      The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the fund values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the fund if current market values are unavailable. Fair value pricing may be used by the fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.


      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

      - the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

      - MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

      The fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

    - DISTRIBUTIONS


      The fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually.


    - TAX CONSIDERATIONS

      The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

      TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it intends to do in its first and each subsequent taxable year), it pays no federal income tax on the earnings it distributes to shareholders.

      You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

      Fund distributions will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


      If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate is being reduced from the current 30.5% rate to 28% in a series of steps ending on January 1, 2006. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


      TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    - UNIQUE NATURE OF FUND

      MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

    - PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

      The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

 IX   FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand the fund's financial performance since the fund's inception. Certain information reflects financial results for a single class A fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Ernst & Young LLP.

      CLASS A SHARES



--------------------------------------------------------------------------------------------------
                                                                                   PERIOD ENDED
                                                                                  JULY 31, 2001*
--------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding throughout each period):
      Net asset value -- beginning of period                                           $ 10.00

      Income from investment operations# --
       Net investment loss Section.                                                    $ (0.06)
       Net realized and unrealized loss on investments and foreign currency
         transactions                                                                    (0.41)

          Total from investment operations                                             $ (0.47)

      Less distributions declared to shareholders from paid-in capital                 $ (0.02)

      Net asset value -- end of period                                                 $  9.51

      Total return+++                                                                  $ (4.77)%++

      Ratios (to average net assets)/Supplemental data Section:
        Expenses## ++++                                                                   1.34%+
        Net investment loss                                                              (0.69)%+
      Portfolio turnover                                                                   809%
      Net assets at end of period (000 omitted)                                        $ 1,411

      Section. Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

                 Net investment loss                                                   $ (0.55)
                 Ratios (to average net assets)
                   Expenses##                                                             7.54%+
                   Net investment loss                                                   (6.89)%+



      ----------
      * For the period from the commencement of the fund's investment operations, September 29, 2000, through July 31, 2001.
      +    Annualized.
      ++   Not annualized.
      #    Per share data are based on average shares outstanding.
      ## Ratios do not reflect reductions from certain expense offset arrangements.
      +++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
      ++++ Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 1.30% for the period ended July 31, 2001.

      APPENDIX A

    - INVESTMENT TECHNIQUES AND PRACTICES

      In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the fund are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

      INVESTMENT TECHNIQUES/PRACTICES
      -----------------------------------------------------------------------------
        SYMBOLS                         X permitted                -- not permitted
      -----------------------------------------------------------------------------
        Debt Securities
          Asset-Backed Securities
            Collateralized Mortgage Obligations and Multiclass
              Pass-Through Securities                                           --
            Corporate Asset-Backed Securities                                   --
            Mortgage Pass-Through Securities                                    --
            Stripped Mortgage-Backed Securities                                 --
          Corporate Securities                                                   X
          Loans and Other Direct Indebtedness                                   --
          Lower Rated Bonds                                                      X
          Municipal Bonds                                                       --
          Speculative Bonds                                                      X
          U.S. Government Securities                                             X
          Variable and Floating Rate Obligations                                 X
          Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds               X
        Equity Securities                                                        X
        Foreign Securities Exposure
          Brady Bonds                                                           --
          Depositary Receipts                                                    X
          Dollar-Denominated Foreign Debt Securities                             X
          Emerging Markets                                                       X
          Foreign Securities                                                     X
        Forward Contracts                                                        X
        Futures Contracts                                                        X
        Indexed Securities                                                       X
        Inverse Floating Rate Obligations                                       --
        Investment in Other Investment Companies
          Open-End Funds                                                         X

                                      A-1

      -----------------------------------------------------------------------------
        SYMBOLS                         X permitted                -- not permitted
      -----------------------------------------------------------------------------
         Closed-End Funds                                                        X
       Lending of Portfolio Securities                                           X
       Leveraging Transactions
         Bank Borrowings                                                         X
         Mortgage "Dollar-Roll" Transactions                                    --
         Reverse Repurchase Agreements                                          --
       Options
         Options on Foreign Currencies                                           X
         Options on Futures Contracts                                            X
         Options on Securities                                                   X
         Options on Stock Indices                                                X
         Reset Options                                                           X
         "Yield Curve" Options                                                   X
       Repurchase Agreements                                                     X
       Restricted Securities                                                     X
       Short Sales                                                               X
       Short Sales Against the Box                                               X
       Short Term Instruments                                                    X
       Swaps and Related Derivative Instruments                                  X
       Temporary Borrowings                                                      X
       Temporary Defensive Positions                                             X
       Warrants                                                                  X
       "When-issued" Securities                                                  X

MFS(R) NEW ENDEAVOR FUND


If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated December 1, 2001, as amended January 1, 2002, provides more detailed information about the fund and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

      MFS Service Center, Inc.
      2 Avenue de Lafayette
      Boston, MA 02111-1738
      Telephone: 1-800-225-2606
      Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Section at the above address.

      The fund's Investment Company Act file number is 811-4492


                                                MNE-1 01/02 64M 1011/21011/31011

MFS (R) NEW ENDEAVOR FUND

DECEMBER 1, 2001, AS AMENDED JANUARY 1, 2002

[MFS INVESTMENT MANAGEMENT LOGO]                        STATEMENT OF ADDITIONAL
                                                                    INFORMATION

A SERIES OF MFS SERIES TRUST X
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated December 1, 2001, as amended January 1, 2002. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                               MNE-13 01/02 1011/21011/31011

STATEMENT OF ADDITIONAL INFORMATION

PART I
PART I OF THIS SAI CONTAINS INFORMATION THAT IS PARTICULAR TO THE FUND.

       TABLE OF CONTENTS                                                    Page

I      Definitions                                                           1

II     Management of the Fund                                                1

       The Fund                                                              1

       Trustees and Officers-- Identification and Background                 1

       Trustee Compensation                                                  1

       Affiliated Service Provider Compensation                              1

III    Sales Charges and Distribution Plan Payments                          1

       Sales Charges                                                         1

       Distribution Plan Payments                                            1

IV     Portfolio Transactions and Brokerage Commissions                      1

V      Share Ownership                                                       1

VI     Performance Information                                               1

VII    Investment Techniques, Practices, Risks and Restrictions              2

       Investment Techniques, Practices and Risks                            2

       Investment Restrictions                                               2

VIII   Tax Considerations                                                    3

IX     Independent Auditors and Financial Statements                         3

       Appendix A -- Trustees and Officers -- Identification and Background  A-1

       Appendix B -- Trustee Compensation                                    B-1

       Appendix C -- Affiliated Service Provider Compensation                C-1

       Appendix D -- Sales Charges and Distribution Plan Payments            D-1

       Appendix E -- Portfolio Transactions and Brokerage Commissions        E-1

       Appendix F -- Share Ownership                                         F-1

       Appendix G-- Performance Information                                  G-1

I      DEFINITIONS

       "Fund" -- MFS New Endeavor Fund (formerly known as MFS Mid Cap Equity
       Fund), a diversified series of the Trust.

       "Trust" -- MFS Series Trust X, a Massachusetts business trust, organized in 1985. The Trust has changed its name several times during the past several years. The Trust was previously known as MFS Government Mortgage Fund prior to June 2, 1995, MFS Government Income Plus Fund prior to March 1, 1993, MFS Government Income Plus Trust prior to August 3, 1992, and MFS Government Securities High Yield Trust prior to October 16, 1989.

       "MFD"-- MFS Fund Distributors, Inc., a Delaware corporation.

       "Prospectus" -- The Prospectus of the Fund, dated December 1, 2001, as amended or supplemented from time to time.


II     MANAGEMENT OF THE FUND

       THE FUND
       The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government or its agencies or instrumentalities. The Trust is an open-end management investment company.

       TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
       The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX A of this Part I.

       TRUSTEE COMPENSATION
       Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, is set forth in APPENDIX B of this Part I.

       AFFILIATED SERVICE PROVIDER COMPENSATION
       Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in APPENDIX C to this Part I.

III    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

       SALES CHARGES
       Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in APPENDIX D to this
       Part I, together with the Fund's schedule of dealer reallowances.

       DISTRIBUTION PLAN PAYMENTS
       Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in APPENDIX D to this Part I.

IV     PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

       Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in APPENDIX E to this Part I.

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of certain other MFS Funds) have directed the Adviser to allocate a total of $43,800 of commission business from certain MFS Funds (including the Fund) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

V      SHARE OWNERSHIP

       Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX F to this Part I.

VI     PERFORMANCE INFORMATION

       Performance information, as quoted by the Fund in sales literature and marketing materials, is set forth in APPENDIX G to this Part I.

                                   Part I - 1

VII    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

       INVESTMENT TECHNIQUES, PRACTICES AND RISKS
       The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices:

       - Foreign Securities may be up to (but not including) 20% of net assets

       - Lower Rated Bonds may not exceed 10% of net assets

       - Short Sales -- value of underlying securities may be up to but not including 20%

       - Lending of Portfolio Securities may not exceed 30% of the Fund's net assets

       INVESTMENT RESTRICTIONS

       The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or the Fund or class, as applicable, or
       (ii) 67% or more of the outstanding shares of the Trust or the Fund or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or the Fund or class, as applicable, are represented in person or by proxy). Except with respect to the Fund's policy on borrowing and investing in illiquid securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in nonfundamental investment policy (1), the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

       Terms used below (such as Options and Futures Contracts) are defined in
       Part II of this SAI.

       The Fund may not:

        (1) borrow amounts in excess of 331/3% of its assets including amounts borrowed;

        (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

        (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

        (4) issue any senior securities except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), short sale, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;

        (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements shall not be considered the making of a loan; or

        (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

       In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's net assets (taken at market value)

                                   Part I - 2
            would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

        (2) invest for the purpose of exercising control or management;

        (3) pledge, mortgage or hypothecate in excess of 331/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

VIII   TAX CONSIDERATIONS

       For a discussion of tax considerations, see Part II of this SAI.

IX     INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

       Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


       The Portfolio of Investments and the Statement of Assets and Liabilities at July 31, 2001, the Statement of Operations for the period ended July 31, 2001, the Statement of Changes in Net Assets for the period ended July 31, 2001, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

                                   Part I - 3

PART I -- APPENDIX A

       TRUSTEES AND OFFICERS-- IDENTIFICATION
       AND BACKGROUND

       The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


       TRUSTEES
       JOHN W. BALLEN* (born 9/12/59)
       Massachusetts Financial Services Company, President and Director

       WILLIAM R. GUTOW (born 9/27/41)
       Private investor and real estate consultant;
       Capitol Entertainment Management Company
       (video franchise), Vice Chairman
       Address: Dallas, Texas

       J. ATWOOD IVES (born 5/1/36)
       Private investor; Eastern Enterprises (diversified services company), Chairman,
       Trustee and Chief Executive Officer
       Address: Weston, Massachusetts


       LAWRENCE T. PERERA (born 6/23/35)
       Hemenway & Barnes (attorneys), Partner
       Address: Boston, Massachusetts


       WILLIAM J. POORVU (born 4/10/35)
       Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee Address:
       Address: Cambridge, Massachusetts

       CHARLES W. SCHMIDT (born 3/18/28)
       Private investor; IT Group, Inc. (diversified environmental services and consulting), Director
       Address: Weston, Massachusetts

       ARNOLD D. SCOTT* (born 12/16/42)
       Massachusetts Financial Services Company, Senior Executive Vice President and Director

       JEFFREY L. SHAMES* Chairman and President (born 6/2/55)
       Massachusetts Financial Services Company, Chairman and Chief Executive Officer

       ELAINE R. SMITH (born 4/25/46)
       Independent Consultant
       Address: Weston, Massachusetts


       DAVID B. STONE (born 9/2/27)
       North American Management Corp. (investment adviser), Chairman (until April 2000), Chairman Emeritus and Director
       Address: Boston, Massachusetts

       OFFICERS

       JAMES R. BORDEWICK, JR.,* Assistant Secretary and Assistant Clerk (born 3/6/59)
       Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

       MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
       Massachusetts Financial Services Company, Vice President (since March
       1997); Putnam Investments, Vice President (prior to March 1997)

       STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
       Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary

       ROBERT R. FLAHERTY,* Assistant Treasurer (born 9/18/63)
       Massachusetts Financial Services Company, Vice President (since August
       2000); UAM Funds Services, Senior Vice President (prior to August 2000)

       ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
       Massachusetts Financial Services Company, Vice President

       JAMES O. YOST,* Treasurer (born 6/12/60)
       Massachusetts Financial Services Company, Senior
       Vice President


       ---------

       * "Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


       Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates.

                                  Part I - A-1

       PART I -- APPENDIX B

       TRUSTEE COMPENSATION

       The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive a fee of $0 per year meeting and $0 per committee meeting attended, together with such Trustee's out-of-pocket expenses.



       TRUSTEE COMPENSATION TABLE


                                                                      RETIREMENT BENEFIT                          TOTAL TRUSTEE
                                                     TRUSTEE FEES       ACCRUED AS PART     ESTIMATED CREDITED    FEES FROM FUND
       TRUSTEE                                       FROM FUND(1)     OF FUND EXPENSES(1)   YEARS OF SERVICE(2) AND FUND COMPLEX(3)
-----------------------------------------------------------------------------------------------------------------------------------

       John W. Ballen*                                   N/A                 N/A                   N/A                   N/A

       William R. Gutow*                                 N/A                 N/A                   N/A             $ 135,308

       J. Atwood Ives                                   $  0                $  0                     0               152,145

       Lawrence T. Perera                                  0                   0                     0               146,230

       William J. Poorvu                                   0                   0                     0               153,405

       Charles W. Schmidt                                  0                   0                     0               137,750

       Arnold D. Scott                                     0                   0                   N/A                     0

       Jeffrey L. Shames                                   0                   0                   N/A                     0

       Elaine R. Smith                                     0                   0                     0               144,160

       David B. Stone                                      0                   0                     0               163,605


       ---------

       * John W. Ballen and William R. Gutow became Trustees of this Fund effective August 1, 2001 and were not Trustees of this Fund for the periods covered in this table.
       (1)For the fiscal year ended July 31, 2001.
       (2)Based upon normal retirement age (73), (Age 74 for Mr. Stone.)
       (3)Information provided is provided for calendar year 2000. All Trustees, except Mr. Gutow, served as Trustees of 48 funds within the MFS fund complex (having aggregate net assets at December 31, 2000, of approximately $63.3 billion). Mr. Gutow served as Trustee of 64 funds within the MFS complex (having aggregate net assets at December 31, 2000 of approximately $22.3 billion.

                                  Part I - B-1

       PART I -- APPENDIX C

       AFFILIATED SERVICE PROVIDER COMPENSATION

       The Fund paid compensation to its affiliated service providers over the specified periods as follows:


                                  PAID TO MFS  AMOUNT   PAID TO MFS FOR   PAID TO MFSC    AMOUNT        AGGREGATE
                                 FOR ADVISORY  WAIVED   ADMINISTRATIVE    FOR TRANSFER    WAIVED       AMOUNT PAID
       FISCAL YEAR ENDED           SERVICES    BY MFS      SERVICES      AGENCY SERVICES  BY MFSC    TO MFS AND MFSC
---------------------------------------------------------------------------------------------------------------------------
       July 31, 2001                $6,243        $0         $101            $693           $0            $7,037


                                  Part I - C-1

       PART I-- APPENDIX D

       SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

       SALES CHARGES

       The following sales charges were paid during the specified periods:


                                       CLASS A INITIAL SALES CHARGES:                 CDSC PAID TO MFD ON:
                                                 RETAINED      REALLOWED        CLASS A      CLASS B     CLASS C
       FISCAL YEAR ENDED             TOTAL        BY MFD      TO DEALERS        SHARES       SHARES      SHARES
       --------------------------------------------------------------------------------------------------------------------
       July 31, 2001                  $0           $0            $0              N/A          N/A          N/A


       DEALER REALLOWANCES

       As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                       DEALER REALLOWANCE AS A
       AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
           Less than $50,000                                       5.00%

           $50,000 but less than $100,000                          4.00%

           $100,000 but less than $250,000                         3.20%

           $250,000 but less than $500,000                         2.25%

           $500,000 but less than $1,000,000                       1.70%

           $1,000,000 or more                                      None*

       ---------
       * A CDSC will apply to such purchase.

       DISTRIBUTION PLAN PAYMENTS


       During the fiscal year ended July 31, 2001, the Fund made the following Distribution Plan payments:



                                                AMOUNT OF DISTRIBUTION AND SERVICE FEES:

        CLASS OF SHARES                PAID BY FUND          RETAINED BY MFD       PAID TO DEALERS
       ----------------------------------------------------------------------------------------------------------------

        Class A Shares                     $0                    $0                      $0

        Class B Shares                     N/A                   N/A                     N/A

        Class C Shares                     N/A                   N/A                     N/A


       Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.

                                  Part I - D-1

       PART I-- APPENDIX E

       PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

       BROKERAGE COMMISSIONS

       The following brokerage commissions were paid by the Fund during the specified time periods:



                                                          BROKERAGE COMMISSIONS
       FISCAL YEAR END                                         PAID BY FUND
       -------------------------------------------------------------------------
       July 31, 2001                                             $10,995


       SECURITIES ISSUED BY REGULAR BROKER-DEALERS


       During the fiscal year ended July 31, 2001, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of July 31, 2001:



                                                          VALUE OF SECURITIES
       BROKER-DEALER                                      AS OF JULY 31, 2001
       -------------------------------------------------------------------------
       Merrill Lynch & Co., Inc.                                $19,000

                                  Part I - E-1

       PART I-- APPENDIX F

       SHARE OWNERSHIP

       OWNERSHIP BY TRUSTEES AND OFFICERS

       As of October 31, 2001, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

       25% OR GREATER OWNERSHIP
       The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) and are therefore presumed to control the Fund:


                                       JURISDICTION OF
                                        ORGANIZATION
       NAME AND ADDRESS OF INVESTOR    (IF A COMPANY)     PERCENTAGE OWNERSHIP
       ------------------------------------------------------------------------
       Not Applicable

       5% OR GREATER OWNERSHIP OF SHARE CLASS
       The following table identifies those investors who own 5% or more of any class of the Fund's shares:


       NAME AND ADDRESS OF INVESTOR OWNERSHIP                                   PERCENTAGE

       David E. Settle Ducati & Amy L. Kennedy                                  14.71% of Class A shares
       42 Jack Pine Dr.
       Sudbury, MA 01776-2824

       David Beatty & George F. Bennett, Jr.                                    11.05% of Class A shares
       Robert B. Bennett Trust UA DTD
       Attn: Mark Carley
       800 South St.
       Waltham, MA 02454

       David Beatty & Peter Bennett                                             11.05% of Class A shares
       TTEE George F. Bennett, Jr. Tr
       Tanager Financial
       Attn: D. Beatty
       800 South St., Watermill Ctr.
       Waltham, MA 02454

       Robt. B. & Peter & Geo F. Bennett, Jr.                                   9.43% of Class A shares
       TTEES George F. Bennett
       Grandchildrens Tr VA
       c/o Tanagers Financial c/o D. Beatty
       800 South St., Watermill Ctr.
       Waltham, MA 02454

       Catherine A. Murray-Hession & Daniel F. Hession, JT Wros                 8.54% of Class A shares
       39 Damon Rd.
       Hanover, MA 02339-1132

       MFS Heritage Trust Co. Trustee                                           6.61% of Class A shares
       TRA A/C Daniel F. Hession
       39 Damon Rd.
       Hanover, MA 02339-1132

                                  Part I - F-1

       PART I-- APPENDIX G

       PERFORMANCE INFORMATION


       All performance quotations are as of July 31, 2001.



                                                                   AVERAGE ANNUAL       ACTUAL 30-
                                                                    TOTAL RETURNS        DAY YIELD      30-DAY YIELD      CURRENT
                                                                                        (INCLUDING      (WITHOUT ANY   DISTRIBUTION
                                                                    LIFE OF FUND*        WAIVERS)         WAIVERS)        RATE+
       -----------------------------------------------------------------------------------------------------------------------------
       Class A Shares, with initial sales charge
         (5.75%)                                                       (10.25)%             N/A             N/A           N/A

       Class A Shares, at net asset value                               (4.77)%             N/A             N/A           N/A

       Class B Shares, with CDSC
         (declining over 6 years from 4% to 0%)                          N/A                N/A             N/A           N/A

       Class B Shares, at net asset value                                N/A                N/A             N/A           N/A

       Class C Shares, with CDSC
         (1% for first year)                                             N/A                N/A             N/A           N/A

       Class C Shares, at net asset value                                N/A                N/A             N/A           N/A

       Class I Shares, at net asset value                                N/A                N/A             N/A           N/A


       ---------

       * From the commencement of the Fund's investment operations on September 29, 2000.
       +  Annualized, based upon the last distribution.

       The Fund commenced investment operations on September 29, 2000 with the offering of class A shares.

       Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.


                                  Part I - G-1